EXHIBIT 99

This Current Report on Form 8-K is being furnished to further update the Form 8-K dated February 11, 2022 and includes supplemental unaudited historical business segment and disaggregated revenue information that were updated as a result of the following:
•Changes in the measure of segment operating performance used by 3M’s chief operating decision maker impacting 3M’s segment reporting.
The Company did not operate using this measure of segment operating performance in periods prior to the first quarter of 2022 and will begin to report comparative results under this basis with the filing of its Quarterly Report on Form 10-Q for the quarter ending March 31, 2022. Until 3M’s interim financial statements as of and for the quarter ending March 31, 2022 are issued, amounts on the updated basis are not in accordance with U.S. GAAP and, as a result, are considered non-GAAP measures.
This Form 8-K also includes supplemental unaudited historical information with respect to certain amounts adjusted for special items (non-GAAP measures). The information reflects changes in the extent of matters and charges/benefits 3M includes within special items with respect to net costs for significant litigation when presenting these non-GAAP measures.
The Company is furnishing this information as it believes it is useful to investors to aid in understanding, on a timely basis, the impacts of these changes on historical periods as they prepare to consider 3M’s future results on the updated basis.
The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act.
Changes in the measure of segment operating performance used by 3M’s chief operating decision maker (CODM)
Note 19 to 3M’s consolidated financial statements in its 2021 Annual Report on Form 10-K describes 3M’s business segments and measure of segment operating performance used by 3M’s CODM.
Effective in the first quarter of 2022, the measure of segment operating performance used by 3M’s CODM changed and, as a result, 3M’s disclosed measure of segment profit/loss (business segment operating income) will be updated for all comparative periods presented. The change to business segment sales and operating income aligns with the update to how the CODM assesses performance and allocates resources for the Company’s business segments. The changes included the following:
Eliminating inclusion of dual credit in measure of segment operating performance
3M business segment operating performance measures were updated to no longer include dual credit to business segments for certain sales and related operating income. Management previously evaluated its business segments based on net sales and operating income performance, including dual credit reporting. 3M reflected additional (“dual”) credit to another business segment when the customer account activity (“sales district”) with respect to the particular product sold to the external customer was provided by a different business segment. For example, privacy screen protection products are primarily sold by the Display Materials and Systems Division within the Transportation and Electronics business segment; however, certain sales districts within the Consumer business segment provide the customer account activity for sales of the product to particular customers. In this example, the non-primary selling segment (Consumer) previously would also have received credit for the associated net sales initiated through its sales district and the related approximate operating income. The offset to the dual credit business segment reporting was reflected as a reconciling item entitled “Elimination of Dual Credit,” such that sales and operating income in total were unchanged.
Reflecting certain litigation-related costs in the Safety and Industrial segment's operating performance measure
3M's business segment operating performance measure with respect to its Safety and Industrial business segment was updated relative to litigation-related costs for respirator mask/asbestos litigation matters. Previously, 3M included these costs, when significant, as a special item within Corporate and Unallocated. 3M now includes all litigation-related costs associated with respirator mask/asbestos litigation matters within the Safety and Industrial business segment (along with other Safety and Industrial matters already included therein, such as those related to Combat Arms Earplugs). For the periods presented below, this change only impacted 2019.

EXHIBIT 99

The tables below provide additional information with respect to the expected impact of the changes described above on previously reported segment and disaggregated revenue information. 3M discloses business segment operating income as its measure of segment profit/loss, reconciled to both total 3M operating income and income before taxes.

	Updated Basis (non-GAAP measure)				Total Year
Net Sales (Millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Previously Reported	Impact of Changes	Updated basis (non-GAAP measure)
Safety and Industrial
2021	$3,099	$3,029	$3,005	$2,848	$12,880	$(899)	$11,981
2020	2,733	2,487	2,820	2,932	11,734	(762)	10,972
2019	2,758	2,736	2,619	2,591	11,490	(786)	10,704
Transportation and Electronics
2021	$2,396	$2,355	$2,327	$2,184	$9,769	$(507)	$9,262
2020	2,130	1,849	2,206	2,221	8,833	(427)	8,406
2019	2,245	2,341	2,383	2,178	9,595	(448)	9,147
Health Care
2021	$2,069	$2,165	$2,173	$2,190	$9,050	$(453)	$8,597
2020	2,048	1,683	2,004	2,097	8,345	(513)	7,832
2019	1,713	1,808	1,702	2,122	7,431	(86)	7,345
Consumer
2021	$1,289	$1,400	$1,434	$1,390	$5,856	$(343)	$5,513
2020	1,164	1,156	1,322	1,334	5,311	(335)	4,976
2019	1,125	1,238	1,259	1,209	5,129	(298)	4,831
Corporate and Unallocated
2021	$(2)	$1	$3	$—	$2	$—	$2
2020	—	1	(2)	(1)	(2)	—	(2)
2019	22	48	28	11	109	—	109
Elimination of Dual Credit
2021	$—	$—	$—	$—	$(2,202)	$2,202	$—
2020	—	—	—	—	(2,037)	2,037	—
2019	—	—	—	—	(1,618)	1,618	—
Total Company
2021	$8,851	$8,950	$8,942	$8,612	$35,355	$—	$35,355
2020	8,075	7,176	8,350	8,583	32,184	—	32,184
2019	7,863	8,171	7,991	8,111	32,136	—	32,136

EXHIBIT 99

	Updated Basis (non-GAAP measure)				Total Year
Operating Performance (millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Previously Reported	Impact of Changes	Updated basis (non-GAAP measure)
Safety and Industrial
2021	$752	$662	$562	$490	$2,692	$(226)	$2,466
2020	645	580	723	640	2,784	(196)	2,588
2019	255	572	562	477	2,373	(507)	1,866
Transportation and Electronics
2021	$556	$513	$435	$376	$2,008	$(128)	$1,880
2020	436	338	484	443	1,814	(113)	1,701
2019	465	547	576	422	2,119	(109)	2,010
Health Care
2021	$464	$548	$510	$515	$2,150	$(113)	$2,037
2020	438	266	454	504	1,790	(128)	1,662
2019	435	466	437	436	1,796	(22)	1,774
Consumer
2021	$269	$290	$308	$295	$1,248	$(86)	$1,162
2020	243	259	321	296	1,203	(84)	1,119
2019	205	246	279	271	1,075	(74)	1,001
Elimination of Dual Credit
2021	$—	$—	$—	$—	$(553)	$553	$—
2020	—	—	—	—	(521)	521	—
2019	—	—	—	—	(399)	399	—
Total business segment operating income
2021	$2,041	$2,013	$1,815	$1,676	$7,545	$—	$7,545
2020	1,762	1,443	1,982	1,883	7,070	—	7,070
2019	1,360	1,831	1,854	1,606	6,964	(313)	6,651
Corporate and Unallocated
2021	$(47)	$(42)	$(27)	$(60)	$(176)	$—	$(176)
2020	(99)	297	(73)	(34)	91	—	91
2019	(224)	(129)	157	(281)	(790)	313	(477)
Total Company operating income
2021	$1,994	$1,971	$1,788	$1,616	$7,369	$—	$7,369
2020	1,663	1,740	1,909	1,849	7,161	—	7,161
2019	1,136	1,702	2,011	1,325	6,174	—	6,174
Other expense/(income), net
2021					$165	$—	$165
2020					366	—	366
2019					531	—	531
Income before income taxes
2021					$7,204	$—	$7,204
2020					6,795	—	6,795
2019					5,643	—	5,643

EXHIBIT 99

Disaggregated revenue information
	Updated Basis (non-GAAP measure)
	Year ended December 31,
Net Sales (Millions)	2021	2020	2019
Abrasives	$1,296	$1,077	$1,280
Automotive Aftermarket	1,164	1,028	1,152
Closure and Masking Systems	1,033	993	1,111
Electrical Markets	1,229	1,093	1,180
Industrial Adhesives and Tapes	2,353	2,000	2,114
Personal Safety	4,470	4,408	3,472
Roofing Granules	428	389	366
Other Safety and Industrial	8	(16)	29
Total Safety and Industrial Business Segment	11,981	10,972	10,704

Advanced Materials	1,200	1,029	1,236
Automotive and Aerospace	1,756	1,522	1,806
Commercial Solutions	1,717	1,486	1,733
Electronics	3,673	3,497	3,446
Transportation Safety	907	880	932
Other Transportation and Electronics	9	(8)	(6)
Total Transportation and Electronics Business Segment	9,262	8,406	9,147

Drug Delivery	—	146	371
Food Safety	368	337	337
Health Information Systems	1,220	1,140	1,177
Medical Solutions	4,632	4,288	3,361
Oral Care	1,420	1,071	1,320
Separation and Purification Sciences	956	848	784
Other Health Care	1	2	(5)
Total Health Care Business Group	8,597	7,832	7,345

Consumer Health and Safety	588	540	583
Home Care	1,074	1,043	968
Home Improvement	2,548	2,260	2,001
Stationery and Office	1,306	1,132	1,286
Other Consumer	(3)	1	(7)
Total Consumer Business Group	5,513	4,976	4,831

Corporate and Unallocated	2	(2)	109
Total Company	$35,355	$32,184	$32,136

EXHIBIT 99

Changes to Non-GAAP Measures - Certain Amounts Adjusted for Special Items and Adjusted EBITDA
In addition to reporting financial results in accordance with U.S. GAAP, 3M also provides non-GAAP measures that adjust for the impacts of special items. Operating income, segment operating income, income before taxes, net income, earnings per share, and the effective tax rate are all measures for which 3M provides the reported GAAP measure and a measure adjusted for special items. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures. While the Company includes certain items in its measure of segment operating performance, it also considers these non-GAAP measures in evaluating and managing its operations. The Company believes that discussion of results adjusted for special items is useful to investors in understanding underlying business performance, while also providing additional transparency to the special items. Special items impacting operating income are reflected in Corporate and Unallocated, except as described below with respect to net costs for significant litigation. The determination of these items may not be comparable to similarly titled measures used by other companies.
In the first quarter of 2022, the Company changed the extent of matters and charges/benefits it includes within special items with respect to net costs for significant litigation. Previously, 3M included net costs, when significant, associated with changes in accrued liabilities related to respirator mask/asbestos litigation and PFAS-related other environmental matters, along with the associated tax impacts. The non-GAAP measure changes involved including net costs for litigation related to 3M's Combat Arms Earplugs, expanding net costs to include external legal fees and insurance recoveries associated with the applicable matters in addition to changes in accrued liabilities, and to include all such net costs for the applicable matters, not just when considered significant.
The discussion and tables below include information with respect to historical amounts adjusted for special items (non-GAAP measures) reflective of the changes in measure of segment operating performance and non-GAAP measures described above.
Special items for the periods presented include:
Net costs for significant litigation:
•These relate to 3M's respirator mask/asbestos, PFAS-related other environmental, and Combat Arms Earplugs matters. Net costs include the impacts of changes in accrued liabilities, external legal fees, and insurance recoveries, along with associated tax impacts. Net costs related to respirator mask/asbestos and Combat Arms Earplugs matters are reflected as special items in the Safety and Industrial business segment while those associated with PFAS-related other environmental matters are primarily reflected as corporate special items in Corporate and Unallocated. With respect to 2019, the after-tax charge includes a reduction in tax expense related to resolution of tax treatment with authorities regarding the previously disclosed 2018 agreement reached with the State of Minnesota that resolved the Natural Resources Damages lawsuit.
Gain/loss on sale of businesses:
•In 2020, 3M recorded a pre-tax gain of $2 million ($1 million loss after tax) related to the sale of its advanced ballistic-protection business and recognition of certain contingent consideration and a pre-tax gain of $387 million ($304 million after tax) related to the sale of its drug delivery business.
•In the first quarter of 2019, 3M recorded a gain related to the sale of certain oral care technology comprising a business in addition to reflecting an earnout on a previous divestiture, which together resulted in a net gain of $8 million ($7 million after tax). In the second quarter of 2019, as a result of a “held for sale” tax benefit related to the legal entities associated with the pending divestiture of the Company’s gas and flame detection business, 3M recorded an after-tax gain of $43 million. In the third quarter of 2019, 3M recorded a gain related to the divestiture of the Company’s gas and flame detection business and an immaterial impact as a result of measuring a disposal group at the lower of its carrying amount or fair value less cost to sell, which in aggregate resulted in a pre-tax gain of $106 million ($79 million after tax).
Divestiture-related restructuring actions:
•In 2020, following the divestiture of substantially all of the drug delivery business, management approved and committed to undertake certain restructuring actions addressing corporate functional costs and manufacturing footprint across 3M in relation to the magnitude of amounts previously allocated/burdened to the divested business. As a result, 3M recorded a pre-tax charge of $55 million ($46 million after tax) and made a subsequent immaterial adjustment thereto.
Loss on deconsolidation of Venezuelan subsidiary:
•In 2019, 3M recorded a pre-tax charge of $162 million related to the deconsolidation of the Company’s Venezuelan subsidiary.

EXHIBIT 99

	Operating Income				Income Before Taxes	Provision for Income Taxes	Effective Tax Rate	Net Income Attribut-able to 3M	Earnings per Diluted Share	Earnings per diluted share percent change
(Dollars in millions, except per share amounts)	Safety and Industrial	Safety and Industrial Margin	Total Company	Total Company Margin
Year ended December 31, 2019 updated basis (non-GAAP measure)	$1,866	17.4%	$6,174	19.2%	$5,643	$1,114	19.7%	$4,517	$7.72
Adjustments for special items:
Net costs for significant litigation	371		851		851	194		657	1.12
Gain/loss on sale of business	—		(114)		(114)	15		(129)	(0.22)
Loss on deconsolidation of Venezuelan subsidiary	—		—		162	—		162	0.28
Year ended December 31, 2019 adjusted amounts (non-GAAP measures)	$2,237	20.9%	$6,911	21.5%	$6,542	$1,323	20.2%	$5,207	$8.90
Year ended December 31, 2020 updated basis (non-GAAP measure)	$2,588	23.6%	$7,161	22.3%	$6,795	$1,337	19.7%	$5,449	$9.36	21%
Adjustments for special items:
Net costs for significant litigation	205		353		353	136		217	0.37
Gain/loss on sale of business	—		(389)		(389)	(86)		(303)	(0.52)
Divestiture-related restructuring	—		55		55	9		46	0.08
Year ended December 31, 2020 adjusted amounts (non-GAAP measures)	$2,793	25.5%	$7,180	22.3%	$6,814	$1,396	20.5%	$5,409	$9.29	4%
Year ended December 31, 2021 updated basis (non-GAAP measure)	$2,466	20.6%	$7,369	20.8%	$7,204	$1,285	17.8%	$5,921	$10.12	8%
Adjustments for special items:
Net costs for significant litigation	249		463		463	104		359	0.61
Year ended December 31, 2021 adjusted amounts (non-GAAP measures)	$2,715	22.7%	$7,832	22.2%	$7,667	$1,389	18.1%	$6,280	$10.73	16%

	Operating Income				Income Before Taxes	Provision for Income Taxes	Effective Tax Rate	Net Income Attribut-able to 3M	Earnings per Diluted Share	Earnings per diluted share percent change
(Dollars in millions, except per share amounts)	Safety and Industrial	Safety and Industrial Margin	Total Company	Total Company Margin
Three months ended March 31, 2020 updated basis (non-GAAP measure)	$645	23.6%	$1,663	20.6%	$1,588	$278	17.5%	$1,308	$2.25
Adjustments for special items:
Net costs for significant litigation	23		60		60	66		(6)	(0.01)
Gain/loss on sale of business	—		(2)		(2)	(3)		1	—
Three months ended March 31, 2020 adjusted amounts (non-GAAP measures)	$668	24.4%	$1,721	21.3%	$1,646	$341	20.8%	$1,303	$2.24
Three months ended March 31, 2021 updated basis (non-GAAP measure)	$752	24.3%	$1,994	22.5%	$1,945	$319	16.4%	$1,624	$2.77	23%
Adjustments for special items:
Net costs for significant litigation	65		135		135	32		103	0.18
Three months ended March 31, 2021 adjusted amounts (non-GAAP measures)	$817	26.4%	$2,129	24.1%	$2,080	$351	16.9%	$1,727	$2.95	32%

EXHIBIT 99

	Operating Income				Income Before Taxes	Provision for Income Taxes	Effective Tax Rate	Net Income Attribut-able to 3M	Earnings per Diluted Share	Earnings per diluted share percent change
(Dollars in millions, except per share amounts)	Safety and Industrial	Safety and Industrial Margin	Total Company	Total Company Margin
Three months ended June 30, 2020 updated basis (non-GAAP measure)	$580	23.3%	$1,740	24.3%	$1,650	$347	21%	$1,306	$2.25
Adjustments for special items:
Net costs for significant litigation	6		34		34	8		26	0.04
Gain/loss on sale of business	—		(387)		(387)	(83)		(304)	(0.52)
Divestiture-related restructuring	—		55		55	9		46	0.08
Three months ended June 30, 2020 adjusted amounts (non-GAAP measures)	$586	23.6%	$1,442	20.1%	$1,352	$281	20.8%	$1,074	$1.85
Three months ended June 30, 2021 updated basis (non-GAAP measure)	$662	21.8%	$1,971	22.0%	$1,938	$415	21.5%	$1,524	$2.59	15%
Adjustments for special items:
Net costs for significant litigation	52		127		127	30		97	0.16
Three months ended June 30, 2021 adjusted amounts (non-GAAP measures)	$714	23.6%	$2,098	23.4%	$2,065	$445	21.6%	$1,621	$2.75	49%

	Operating Income				Income Before Taxes	Provision for Income Taxes	Effective Tax Rate	Net Income Attribut-able to 3M	Earnings per Diluted Share	Earnings per diluted share percent change
(Dollars in millions, except per share amounts)	Safety and Industrial	Safety and Industrial Margin	Total Company	Total Company Margin
Three months ended September 30, 2020 updated basis (non-GAAP measure)	$723	25.6%	$1,909	22.9%	$1,826	$391	21.5%	$1,430	$2.45
Adjustments for special items:
Net costs for significant litigation	27		40		40	10		30	0.06
Three months ended September 30, 2020 adjusted amounts (non-GAAP measures)	$750	26.6%	$1,949	23.3%	$1,866	$401	21.5%	$1,460	$2.51
Three months ended September 30, 2021 updated basis (non-GAAP measure)	$562	18.7%	$1,788	20.0%	$1,757	$324	18.4%	$1,434	$2.45	—%
Adjustments for special items:
Net costs for significant litigation	60		97		97	18		79	0.13
Three months ended September 30, 2021 adjusted amounts (non-GAAP measures)	$622	20.7%	$1,885	21.1%	$1,854	$342	18.5%	$1,513	$2.58	3%

EXHIBIT 99

	Operating Income				Income Before Taxes	Provision for Income Taxes	Effective Tax Rate	Net Income Attribut-able to 3M	Earnings per Diluted Share	Earnings per diluted share percent change
(Dollars in millions, except per share amounts)	Safety and Industrial	Safety and Industrial Margin	Total Company	Total Company Margin
Three months ended December 31, 2020 updated basis (non-GAAP measure)	$640	21.8%	$1,849	21.5%	$1,731	$321	18.6%	$1,405	$2.41
Adjustments for special items:
Net costs for significant litigation	149		219		219	52		167	0.28
Three months ended December 31, 2020 adjusted amounts (non-GAAP measures)	$789	26.9%	$2,068	24.1%	$1,950	$373	19.1%	$1,572	$2.69
Three months ended December 31, 2021 updated basis (non-GAAP measure)	$490	17.2%	$1,616	18.8%	$1,564	$227	14.5%	$1,339	$2.31	(4)%
Adjustments for special items:
Net costs for significant litigation	72		104		104	24		80	0.14
Three months ended December 31, 2021 adjusted amounts (non-GAAP measures)	$562	19.7%	$1,720	20.0%	$1,668	$251	15.1%	$1,419	$2.45	(9)%

	Year ended December 31,
Adjusted EBITDA (non-GAAP measure) (dollars in millions)	2021	2020	2019
Net sales	$35,355	$32,184	$32,136

Net income attributable to 3M	5,921	5,449	4,517
Add/(subtract):
Net income/(loss) attributable to noncontrolling interest	8	4	12
(Income)/loss from unconsolidated subsidiaries, net of taxes	(10)	5	—
Provision for income taxes	1,285	1,337	1,114
Other expense/(income):
Interest (Income)/expense	462	500	368
Pension & OPEB non-service cost (benefit)	(297)	(134)	1
Loss on deconsolidation of Venezuelan subsidiary	—	—	162
Depreciation and amortization expense	1,915	1,911	1,593
Adjustments for special items:
Net costs for significant litigation	463	353	851
(Gain)/loss on sale of businesses	—	(389)	(114)
Divestiture-related restructuring actions	—	55	—
Adjusted EBITDA(a)	$9,747	$9,091	$8,504
Adjusted EBITDA margin(a)	27.6%	28.2%	26.5%
_________________________
(a)Adjusted EBITDA and adjusted EBITDA margin are not defined under U.S. GAAP. Therefore, adjusted EBITDA and adjusted EBITDA margin should not be considered a substitute for other measures prepared in accordance with U.S. GAAP and may not be comparable to similarly titled measures used by other companies. The Company defines adjusted EBITDA as net income attributable to 3M, adjusted for net income/(loss) attributable to noncontrolling interest, (income)/loss from unconsolidated subsidiaries, provision for income taxes, other expense/(income), depreciation and amortization expense, and special items. For business segments, the Company defines adjusted EBITDA as business segment operating income (3M’s measure of segment operating performance) adjusted for depreciation and amortization expense and special items. The Company defines adjusted EBITDA margin as adjusted EBITDA divided by net sales. Special items for the periods presented include the items described in the section above entitled “Description of Special Items”. The Company considers these non-GAAP measures in evaluating and managing the Company’s operations. The Company believes adjusted EBITDA and adjusted EBITDA margin are meaningful to investors as they provide useful analyses of ongoing underlying operating trends.